Contingencies, commitments and restrictions on the distribution of profits - Restrictions to the distribution of profits and payment of dividends (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Contingencies, commitments and restrictions on the distribution of profits
Share capital	$ 160,022	$ 160,022	$ 1,500,000
Share premium	180,486	180,486	0
Legal reserves	176	176	2
Free distributable reserves	385,055	385,055	385,055
Non-distributable reserve	1,351,883	1,351,883
Retained earnings	(78,497)	(72,231)	31,206
Total equity in accordance with Luxembourg law	$ 1,999,125	$ 2,005,391	$ 1,916,263